UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — May 16, 2014

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, New York, New York 10151

(Address of principal executive offices and zip code)

(646) 429-1800

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 8.01.	Other Events.

On May 13, 2014, MDC Partners Inc. (the “Company”) and Miles S. Nadal, Chief Executive Officer of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) and a price determination agreement (the “Price Determination Agreement”, and together with the Underwriting Agreement, the “Agreements”) with BMO Capital Markets Corp. (the “Underwriter”). Pursuant to the Agreements, Mr. Nadal agreed to sell to the Underwriter 3,500,000 Class A Subordinate Voting Shares (“Class A Shares”) of the Company in a registered secondary public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 filed on March 10, 2014 (File No. 333-194445). The Underwriter will also have an option to purchase up to 525,000 additional Class A Shares from Mr. Nadal (the “Option”). The Offering closed on May 16, 2014.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Agreements, and is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Price Determination Agreement, which are attached hereto, respectively, as Exhibit 1.1 and Exhibit 1.2 and are incorporated herein by reference.

An opinion of Stikeman Elliot LLP is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

On May 12, 2014, the Company announced the Offering by press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On May 16, 2014, the Company announced the completion of the Offering by press release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

1.1*	Underwriting Agreement, dated May 13, 2014, among MDC Partners Inc., Miles S. Nadal and BMO Capital Markets Corp.

1.2*	Price Determination Agreement, dated May 13, 2014, among MDC Partners Inc., Miles S. Nadal and BMO Capital Markets Corp.

5.1*	Opinion of Stikeman Elliot LLP
23.1*	Consent of Stikeman Elliot LLP (included as part of Exhibit 5.1)
99.1*	Text of press release issued by MDC Partners Inc. dated May 12, 2014, regarding the announcement of the Offering of Class A Shares
99.2*	Text of press release issued by MDC Partners Inc. dated May 16, 2014, regarding the completion of the Offering of Class A Shares

* Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 16, 2014	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Name: Mitchell Gendel
Title: General Counsel & Corporate Secretary

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2014, among MDC Partners Inc., Miles S. Nadal and BMO Capital Markets Corp.

1.2	Price Determination Agreement, dated May 13, 2014, among MDC Partners Inc., Miles S. Nadal and BMO Capital Markets Corp.

5.1	Opinion of Stikeman Elliot LLP

23.1	Consent of Stikeman Elliot LLP (included as part of Exhibit 5.1)

99.1	Text of press release issued by MDC Partners Inc. dated May 12, 2014, regarding the announcement of the Offering of Class A Shares

99.2	Text of press release issued by MDC Partners Inc. dated May 16, 2014, regarding the completion of the Offering of Class A Shares

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